Exhibit 99.4

GLOBAL MEDICAL REIT INC.

2016 EQUITY INCENTIVE PLAN

LTIP UNIT AWARD AGREEMENT

Long Term Incentive Award (Performance-Based with Time-Vesting)

Name of Grantee:

Award LTIP Units:

Final Acceptance Date:

Pursuant to the Global Medical REIT Inc. 2016 Equity Incentive Plan, as amended from time to time (the “Plan”), and the Agreement of Limited Partnership, dated as of March 14, 2016 (as amended from time to time, the “Partnership Agreement”), of Global Medical REIT L.P., a Delaware limited partnership (“GMR OP”), Global Medical REIT Inc., a Maryland real estate investment trust (the “Company”) and the sole member of Global Medical REIT GP LLC, a Delaware limited liability company, the general partner of GMR OP (the “General Partner”), and for the provision of services to or for the benefit of GMR OP in a partner capacity or in anticipation of being a partner, hereby grants, and agrees to cause GMR OP to issue, to the Grantee named above a number of LTIP Units (which constitute Other Equity Based Awards under the Plan) to be determined following the conclusion of the Performance Period (defined herein) based on (i) the number of Award LTIP Units shown above (the “Award LTIP Units”) and (ii) the Company’s Total Shareholder Return and Relative Performance during the Performance Period as provided in further detail herein (such number of LTIP Units that are earned and issued to the Grantee, the “Earned LTIP Units”) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement (the “Award”). Upon acceptance of this LTIP Unit Award Agreement (this “Agreement”), the Grantee shall become entitled to receive the Earned LTIP Units to the extent earned in accordance with, and subject to, the terms and conditions contained herein, in the Plan and in the Partnership Agreement, the terms of which are hereby incorporated by reference. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Partnership Agreement, attached hereto as Annex A, or the Plan, as applicable, unless a different meaning is specified herein. In addition, as used herein:

“Absolute TSR Component” means 75% of the Award LTIP Units, meaning that 75% of the Award LTIP Units shall be eligible to convert into Earned LTIP Units based on the Company’s Total Shareholder Return during the Performance Period.

“Baseline Value” for each of the Company and the Peer Companies means the dollar amount representing the average Fair Market Value over the five consecutive trading days ending on, and including, the Effective Date.

“Cause” means any of the following events:

(a)          the Grantee’s conviction for (or pleading guilty or nolo contendere to) any felony, or a misdemeanor involving moral turpitude;

(b)          the Grantee’s indictment for any felony or misdemeanor involving moral turpitude, if such indictment is not discharged or otherwise resolved within eighteen (18) months;

(c)          the Grantee’s commission of an act of fraud, theft, dishonesty or breach of fiduciary duty related to the Company or any of its affiliates;

(d)          the continuing failure or habitual neglect by the Grantee to perform the Grantee’s duties as an officer of the Company or as an employee of the Company’s external manager with respect to the Company, except that, if such failure or neglect is curable, the Grantee shall have thirty (30) days from his receipt of a notice of such failure or neglect to cure such condition and, if the Grantee does so to the reasonable satisfaction of the Company (such cure opportunity being available only once), then such failure or neglect shall not constitute Cause hereunder; or

(e)          any material breach by the Grantee of this Agreement, any other agreement between the Company and the Grantee, or any written policy or written code of conduct established by the Company or any of its affiliates and applicable to the Grantee.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Common Stock Price” means, with respect to the Company and each of the Peer Companies, as of a particular date, the average of the Fair Market Value over the 15 consecutive trading days ending on, and including, such date (or, if such date is not a trading day, the most recent trading day immediately preceding such date); provided, however, that if such date is the date upon which a Transactional Change of Control occurs, the Common Stock Price of a share of common stock as of such date shall be equal to the fair value, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Transactional Change of Control for one share of Common Stock.

“Continuous Service” means the Grantee’s continuous service to the Company and its Affiliates, without interruption or termination, in any capacity. Continuous Service shall not be considered interrupted in the case of: (a) any approved leave of absence; (b) transfers among the Company and its Affiliates, or any successor; or (c) any change in status as long as the individual remains in the service of the Company and its Affiliates. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

“Disability” means the long-term disability of the Grantee such that the Grantee becomes eligible for disability benefits under the Company’s long-term disability plans and arrangements; provided, that it is reasonably certain, based on the opinion of a qualified physician reasonably acceptable to both parties, that the Executive will not be able to resume his duties on a regular full-time basis within one hundred eighty (180) days of the date that the notice of termination as a result of the Grantee’s Disability is delivered.

“Effective Date” means February 28, 2017.

“Fair Market Value” means the closing price of one share of common stock of the applicable company as reported or quoted, as the case may be, on the national securities exchange or quotation system on which such company’s common stock is listed or quoted.

“Good Reason” means: (i) a material diminution in the Grantee’s Base Salary; (ii) a material diminution or adverse change in the Grantee’s title, duties or authority; (iii) a material breach by the Company or GMR OP of any of its covenants or obligations under this Agreement; or (iv) the relocation of the geographic location of the Grantee’s principal place of employment by more than 50 miles from the location of the Grantee’s principal place of employment as of the Grant Date; provided that, in the case of the Grantee’s allegation of Good Reason, (A) the condition described in the foregoing clauses must have arisen without the Grantee’s consent; (B) the Grantee must provide written notice to GMR OP of such condition in accordance with the Agreement within 45 days of the initial existence of the condition; (C) the condition specified in such notice must remain uncorrected for 30 days after receipt of such notice by GMR OP; and (D) the Grantee’s date of termination must occur within 60 days after such notice is received by GMR OP.

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“Partial Service Factor” means a factor carried out to the sixth decimal to be used in calculating the number of LTIP Units earned pursuant to Section 3(d) hereof in the event of a Qualified Termination of the Grantee’s Continuous Service prior to the Valuation Date, determined by dividing (a) the number of calendar days that have elapsed since the Effective Date to and including the date of the Grantee’s Qualified Termination by (b) the number of calendar days from the Effective Date to and including the Valuation Date.

“Peer Companies” means the companies that comprise SNL Healthcare REIT Index.

“Performance Period” means the period beginning on the Effective Date and ending on the Valuation Date.

“Relative Performance” means the Company’s Total Shareholder Return relative to the Total Shareholder Return of the Peer Companies. Relative Performance will be determined by (a) ranking the Peer Companies from highest to lowest according to their respective Total Shareholder Return; (b) assigning each Peer Company a market capitalization percentage based upon each such Peer Company’s share of equity market capitalization as compared to the total market capitalization of all of the Peer Companies as of the Valuation Date; and then (c) constructing a percentile pool whereby each Peer Company is assigned a percentile range based on its Total Shareholder Return and market capitalization percentage. After this ranking, the Company’s Total Shareholder Return shall be compared to that of the Peer Companies and assigned a percentile rank based on the foregoing methodology.

“Relative TSR Component” means 25% of the Award LTIP Units, meaning that 25% of the Award LTIP Units shall be eligible to convert into Earned LTIP Units based on the Company’s Relative Performance during the Performance Period.

“Retirement” means retirement from employment with the Company and its Affiliates, including Inter-American Management LLC, but only to the extent the Grantee is at least 60 years old at the time of such retirement and has been employed with the Company or an Affiliate for at least 10 years prior to the date of such retirement.

“Total Shareholder Return” means, for each of the Company and the Peer Companies, with respect to the Performance Period, the total return (expressed as a percentage) that would have been realized by a shareholder who (a) bought one share of common stock of such company at the Baseline Value on the Effective Date, (b) reinvested each dividend and other distribution declared during the Performance Period with respect to such share (and any other shares, or fractions thereof, previously received upon reinvestment of dividends or other distributions or on account of stock dividends), without deduction for any taxes with respect to such dividends or other distributions or any charges in connection with such reinvestment, in additional common stock at a price per share equal to (i) the Fair Market Value on the trading day immediately preceding the ex-dividend date for such dividend or other distribution less (ii) the amount of such dividend or other distribution, and (c) sold such shares on the Valuation Date at the Common Stock Price on the Valuation Date, without deduction for any taxes with respect to any gain on such sale or any charges in connection with such sale. Appropriate adjustments to the Total Shareholder Return shall be made to take into account all stock dividends, stock splits, reverse stock splits and the other events that occur during the Performance Period.

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“Transactional Change of Control” means a Change of Control resulting from any person or group making a tender offer for shares of Common Stock, a merger or consolidation where the Company is not the acquirer or surviving entity or consisting of a sale, lease, exchange or other transfer to an unrelated party of all or substantially all of the assets of the Company.

“Valuation Date” means the earlier of (a) the calendar day immediately preceding the third anniversary of the Effective Date, or (b) the date upon which a Change of Control shall occur.

1.           Acceptance of Agreement. The Grantee shall have no rights under this Agreement unless he or she shall have accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by signing and delivering to GMR OP a copy of this Agreement. Furthermore, unless the Grantee is already a Limited Partner of GMR OP as of the Final Acceptance Date shown above, the Grantee shall not be entitled to receive the Earned LTIP Units unless the Grantee signs, as a Limited Partner, and delivers to GMR OP on or prior to the Final Acceptance Date a counterpart signature page to the Partnership Agreement attached hereto as Annex B. Thereupon, the Grantee shall have all the rights of a Limited Partner with respect to the number of Award LTIP Units specified above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified herein. Upon receipt of the Earned LTIP Units to which the Grantee becomes entitled hereunder, the Partnership Agreement shall be amended to reflect the issuance to the Grantee of such Earned LTIP Units, effective as of the Valuation Date, and the Grantee shall have all of the rights of a Limited Partner with respect to the number of Earned LTIP Units issued to the Grantee, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified herein.

2.           Restrictions and Conditions.

(a)          The records of GMR OP evidencing the Award LTIP Units granted hereby and the Earned LTIP Units issued pursuant hereto shall bear an appropriate legend, as determined by GMR OP in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein and in the Partnership Agreement.

(b)          Award LTIP Units may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of by the Grantee in any respect. Earned LTIP Units may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of by the Grantee prior to vesting as contemplated in Section 3 and Section 4 of this Agreement, and then only to the extent permitted under the Partnership Agreement.

(c)          Subject to the provisions of Section 4 below, any LTIP Units (and the proportionate amount of the Grantee’s Capital Account balance attributable to such LTIP Units) subject to this Award that have not been earned and become vested on or before the date that the Grantee’s employment with the Company and its Affiliates terminates shall be forfeited as of the date that such employment terminates.

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3.           Terms of LTIP Units.

(a)          Subject to Section 4, the exact number of Earned LTIP Units that Grantee shall be entitled to receive under this Agreement shall be determined following the conclusion of the Performance Period based on the Company’s Total Shareholder Return and Relative Performance during the Performance Period as provided herein. The Grantee shall not be entitled to receive any LTIP Units hereunder except to the extent they are earned upon the end of the Performance Period in accordance with the terms and conditions hereof. Earned LTIP Units shall be issued as soon as reasonably practical following the end of the Performance Period. In addition to the performance vesting requirements specified herein, Earned LTIP Units shall be subject to service vesting as provided in Section 3(e). Award LTIP Units that are not earned in accordance with this Section 3 shall be forfeited and cancelled and unvested Earned LTIP Units will be subject to forfeiture prior to vesting as set forth in this Section 3 and in Section 4.

(b)          The number of LTIP Units earned under the Absolute TSR Component of the Award will be determined pursuant to Section 3(d) as soon as reasonably practicable following the Valuation Date by multiplying the number of Award LTIP Units by 75% and then multiplying such product by the applicable Percentage of Absolute TSR Component Earned based on the Company’s Total Shareholder Return as shown below:

Total Shareholder Return	Percentage of Absolute TSR Component Earned

Less than 24%	0%

24%	50%

30%	100%

36% or greater	200%

The Absolute TSR Component of the Award will be forfeited in its entirety if the Total Shareholder Return is less than 24%. If the Total Shareholder Return is between 24% and 30%, or between 30% and 36%, the percentage of the Absolute TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

(c)          The number of Award LTIP Units earned under the Relative TSR Component of the Award will be determined pursuant to Section 3(d) as soon as reasonably practicable following the Valuation Date by multiplying the number of Award LTIP Units by 25% and then multiplying such product by the applicable Percentage of Relative TSR Component Earned based on the Company’s Relative Performance as shown below:

Relative Performance	Percentage of Relative TSR Component Earned

TSR below the 35th percentile of Peer Companies	0%

TSR equal to the 35th percentile of Peer Companies	50%

TSR equal to the 55th percentile of Peer Companies	100%

TSR equal to or greater than the 75th percentile of Peer Companies	200%

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The Relative TSR Component of the Award will be forfeited in its entirety if the Relative Performance is below the 35th percentile of Peer Companies. If the Relative Performance is between the 35th percentile and 55th percentile of Peer Companies, or between the 55th percentile and 75th percentile of Peer Companies, the percentage of the Relative TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

(d)          As soon as practicable following the Valuation Date, the Compensation Committee of the Board of Directors of the Company (the “Board”) (or such other Committee(s) as may be appointed or designated by the Board to administer the Plan) (the “Committee”) shall determine the number of LTIP Units earned by the Grantee under both the Absolute TSR Component and the Relative TSR Component. Upon the performance of the calculations set forth in this Section 3(d): (A) the Company shall cause GMR OP to issue to the Grantee, as of the Valuation Date, a number of LTIP Units equal to the number of Earned LTIP Units. Any Award LTIP Units that are not earned in accordance with this Section 3 hereto shall not be deemed granted and shall not be issued, and the Grantee shall have no right in or to any such unearned and unissued LTIP Units after it is determined that they were not earned.

(e)          LTIP Units that have been earned based on performance as provided in Section 3(c), shall, subject to Section 4 hereof, be subject to forfeiture restrictions that will lapse in the following amounts and on the following vesting dates subject to the Continuous Service of the Grantee through and on the applicable vesting date:

(i)       50% of the Earned LTIP Units shall become vested, and shall cease to be subject to forfeiture, as of the Valuation Date; and

(ii)      50% of the Earned LTIP Units shall become vested, and shall cease to be subject to forfeiture, on the first anniversary of the Valuation Date.

(f)          Any Earned LTIP Units that do not become vested pursuant to Section 3(e) or Section 4 hereof shall, without payment of any consideration by the Partnership, automatically and without notice be forfeited and be and become null and void, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Earned LTIP Units.

4.            Termination of Employment.

(a)          In the event of a termination of the Grantee’s employment (A) without Cause, (B) by the Grantee for Good Reason, (C) as a result of the Grantee’s death, (D) as a result of the Grantee’s Disability, or (E) as a result of the Grantee’s Retirement, in each case prior to the Valuation Date (each, a “Qualified Termination”), the Grantee will not forfeit the Award LTIP Units upon such termination, and instead the following provisions of this Section 4(a) shall be applied to determine the number of Earned LTIP Units the Grantee shall be entitled receive:

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(i) the calculations provided in Section 3(d) hereof shall be performed as of the Valuation Date as if the Qualified Termination had not occurred;

(ii) the number of Earned LTIP Units calculated pursuant to Section 3(d) shall be multiplied by the Partial Service Factor (with the resulting number being rounded to the nearest whole LTIP Unit or, in the case of 0.5 of a unit, up to the next whole unit), and such adjusted number of LTIP Units shall be deemed the Grantee’s Earned LTIP Units for all purposes under this Agreement; and

(iii) the Grantee’s Earned LTIP Units as adjusted pursuant to Section 4(a)(ii) above shall no longer be subject to forfeiture pursuant to Section 3(e) hereof; provided that, notwithstanding that no Continuous Service requirement pursuant to Section 3(e) hereof will apply to the Grantee after the effective date of a Qualified Termination, except in the case of death or Disability, the Grantee will not have the right to transfer his or her Earned LTIP Units or request redemption of his or her Common Units under the Partnership Agreement until such dates as of which his or her Earned LTIP Units, as adjusted pursuant to Section 4(a)(ii) above, would have become vested pursuant to Section 3(e) absent a Qualified Termination. For the avoidance of doubt, the purpose of this Section 4(a)(iii) is to prevent a situation where the Grantee who has had a Qualified Termination would be able to realize the value of his or her LTIP Units or Common Units (through transfer or redemption) before other grantees whose Continuous Service continues through the applicable vesting dates set forth in Section 3(e) hereof.

(b)          In the event of a Qualified Termination after the Valuation Date, all Earned LTIP Units that are subject to forfeiture restrictions pursuant to Section 3(e) shall no longer be subject to forfeiture; provided that, notwithstanding that no Continuous Service requirement pursuant to Section 3(e) hereof will apply to the Grantee after the effective date of a Qualified Termination, except in the case of death or Disability, the Grantee will not have the right to transfer his or her Earned LTIP Units or request redemption of his or her Common Units under the Partnership Agreement until such dates as of which his or her Earned LTIP Units would have become vested pursuant to Section 3(e) absent a Qualified Termination. For the avoidance of doubt, the purpose of this Section 4(b) is to prevent a situation where a Grantee who has had a Qualified Termination would be able to realize the value of his or her Earned LTIP Units or Common Units (through transfer or redemption) before other grantees of Earned LTIP Units whose Continuous Service continues through the applicable vesting dates set forth in Section 3(e) hereof.

(c)          In the event of a termination of the Grantee’s employment other than a Qualified Termination, all unearned Award LTIP Units and all Earned LTIP Units except for those that have become vested pursuant to Section 3(e) hereof shall, without payment of any consideration by the Partnership, automatically and without notice terminate, be forfeited and be and become null and void, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such LTIP Units.

5.           Change in Control.

(a)          If a Change in Control occurs before the third anniversary of the Effective Date, the provisions of Section 3 shall apply to determine the number of Earned LTIP Units except that (i) the number of Earned LTIP Units earned under the Absolute TSR Component shall be measured against performance hurdles prorated to reflect the shortened Performance Period, and (ii) the resulting number of Earned LTIP Units shall be prorated to reflect the portion of the Performance Period that had elapsed as of the date of such Change in Control. If a Change in Control occurs on or after the third anniversary of the Effective Date, the number of Earned LTIP Units shall be determined as provided in Section 3.

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(b)          The number of Earned LTIP Units determined under Section 3, as modified by Section 5(a) for a Change in Control that occurs before the third anniversary of the Effective Date, shall remain subject to vesting tied to Continuous Service as provided in Section 3(e), except that the Grantee shall become fully vested in the Earned LTIP Units if he or she is terminated in a Qualified Termination within 12 months following the Change in Control.

(c)          If the Change in Control occurs after the third anniversary of the Effective Date, and the Grantee is terminated in a Qualified Termination within 12 months following the Change in Control, the Grantee shall become fully vested in any unvested Earned LTIP Units.

(d)          Notwithstanding the foregoing, if the Earned LTIP Units will not remain outstanding upon a Change in Control, then the Grantee shall become fully vested in the unvested Earned LTIP Units immediately prior to the consummation of the Change in Control.

6.           Distributions. Distributions shall accrue during the performance period on the maximum number LTIP Units that the Grantee could earn under this Agreement and shall be paid with respect to all of the Earned LTIP Units at the conclusion of the Performance Period following calculation of the number of Earned LTIP Units in accordance with Section 3 and upon the issuance thereof to the Grantee, in cash or by the issuance of additional LTIP Units at the discretion of the Committee. The right to distributions set forth in this Section 6 shall be deemed a Dividend Equivalent Right for purposes of the Plan. The Grantee shall cease to have any Dividend Equivalent Right with respect to LTIP Units that are not earned or that cease to be eligible for vesting and are forfeited in accordance with this Agreement.

7.           Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to all of the terms and conditions of the Plan and the Partnership Agreement.

8.           Covenants. The Grantee hereby covenants as follows:

(a)          So long as the Grantee holds any LTIP Units, the Grantee shall disclose to GMR OP in writing such information as may be reasonably requested with respect to ownership of LTIP Units as GMR OP may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to GMR OP or to comply with requirements of any other appropriate taxing authority.

(b)          The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the maximum number of LTIP Units that the Grantee may earn hereunder, and the Company hereby consents thereto. The Grantee has delivered with this Agreement a completed, executed copy of the election form attached hereto as Exhibit A. The Grantee agrees to file the election (or to permit GMR OP to file such election on the Grantee’s behalf) within thirty (30) days after the Final Acceptance Date with the IRS Service Center at which such Grantee files his personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(c)          The Grantee hereby agrees that it does not have the intention to dispose of the LTIP Units subject to this Award within two years of receipt of such LTIP Units. GMR OP and the Grantee hereby agree to treat the Grantee as the owner of the LTIP Units, subject to the terms and conditions hereof, from the Final Acceptance Date. The Grantee hereby agrees to take into account the distributive share of GMR OP income, gain, loss, deduction, and credit associated with the LTIP Units in computing the Grantee’s income tax liability for the entire period during which the Grantee has the LTIP Units.

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(d)          The Grantee hereby recognizes that the IRS has proposed regulations under Sections 83 and 704 of the Code that may affect the proper treatment of the LTIP Units for federal tax purposes. In the event that those proposed regulations are finalized, the Grantee hereby agrees to cooperate with GMR OP in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations.

(e)          The Grantee hereby recognizes that changes in applicable law may affect the federal tax consequences of owning and disposing of LTIP Units.

9.           Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, without the prior written consent of the Company.

10.          Amendment. The Grantee acknowledges that the Plan may be amended or canceled or terminated in accordance with Article XVIII thereof and that this Agreement may be amended or cancelled by the Committee, on behalf of GMR OP, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent. The provisions of Section 5 of this Agreement applicable to the termination of the LTIP Units covered by this Award in connection with a Change in Control shall apply, mutatis mutandi to amendments, discontinuance or cancellation pursuant to this Section 10 or the Plan.

11.          No Obligation to Continue Employment. Neither the Company nor any one of its Affiliates is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or its Affiliates to terminate the employment of the Grantee at any time.

12.          Notices. Notices hereunder shall be mailed or delivered to GMR OP at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with GMR OP or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

13.          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles. The parties agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of Delaware and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within Delaware.

[Signatures appear on following page.]

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GLOBAL MEDICAL REIT INC.
a Maryland real estate investment trust

Name:
Title:
Date:

GLOBAL MEDICAL REIT L.P.
a Delaware limited partnership

By:	GLOBAL MEDICAL REIT GP LLC
its general partner

By:	GLOBAL MEDICAL REIT INC.
its sole member

Name:
Title:
Date:

The foregoing agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.

Date:
Grantee’s Signature

Grantee’s name and address:
Name:
Address:

[Signature page to LTIP Unit Vesting Agreement]

Exhibit A

Section 83(b) Election Form

(Attached)

Annex A

Partnership Agreement

(Attached)

Annex B

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee desiring to become one of the within named Partners of Global Medical REIT L.P. (“GMR OP”), hereby becomes a party to the Agreement of Limited Partnership (as amended from time to time, the “Partnership Agreement”) of GMR OP, by and among Global Medical REIT GP LLC, as general partner (the “General Partner”), and the Limited Partners, effective as of the Grant Date (as specified in the LTIP Unit Vesting Agreement, dated ____________, ____, among the Grantee, Global Medical REIT Inc. and GMR OP). The Grantee agrees to be bound by the Partnership Agreement. The Grantee also agrees that this signature page may be attached to, and hereby authorizes the General Partner to attach this signature page to, any counterpart of the Partnership Agreement.

Date:
Signature of Limited Partner

Limited Partner’s name and address:
Name:
Address: